Exhibit 10.29
THIRD AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
DIAKON LUTHERAN SOCIAL MINISTRIES, ET AL.
(“SELLER”)
AND
RE SELINSGROVE, LLC, ET AL.
(“BUYER”)
Dated as of April 30, 2005

THIRD AMENDMENT
     This THIRD AMENDMENT to the Asset Purchase Agreement (“Third Amendment”) is made and entered into as of April 30, 2005 (“Effective Date”), by and among DIAKON LUTHERAN SOCIAL MINISTRIES, TRESSLER LUTHERAN SERVICES, THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC., THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA AND SUSQUEHANNA HOUSING, INC. (“Seller”) and RE SELINSGROVE, LLC, RE MIFFLIN, LLC, RE HAZLETON, LLC, RE POTTSVILLE, LLC, RE NEW BLOOMFIELD, LLC, RE MILLERSBURG, LLC, RE EVERETT, LLC, RE FROSTBURG, LLC, RE SALISBURY, LLC, (“Buyer”) and OP SELINSGROVE, LLC, OP MIFFLIN, LLC, OP HAZLETON, LLC, OP HAZLETON II, LLC, OP NEW BLOOMFIELD, LLC, OP MILLERSBURG, LLC, OP EVERETT, LLC, OP FROSTBURG, LLC AND OP SALISBURY, LLC (“BUYER’S OPERATORS”).
WITNESSETH:
     WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement as of February 15, 2005 (“Asset Purchase Agreement”), that certain First Amendment to the Asset Purchase Agreement as of February 28, 2005 (“First Amendment”), and that certain Second Amendment to Asset Purchase Agreement as of March 14, 2005 (“Second Amendment”), whereby Seller agreed to sell, and Buyer agreed to purchase substantially all of the assets of the Facilities (the Asset Purchase Agreement, First Amendment and Second Amendment shall be collectively referred to herein as the “Asset Purchase Agreement”); and
     WHEREAS, Seller and Buyer have found it necessary to modify certain terms of said Asset Purchase Agreement in order to clarify their further negotiations regarding the same; and
     WHEREAS, the parties desire to set forth those certain changes to the Asset Purchase Agreement in this Third Amendment.
     NOW THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Witnesseth and Defined Terms. The Witnesseth provisions set forth above (including, but not limited to, all defined terms set forth therein) are true and correct and are hereby incorporated by reference into this Third Amendment and made a part hereof as if set forth in their entirety. All capitalized terms not defined in this Third Amendment shall have the meanings ascribed to them in the Asset Purchase Agreement.
     2. Assumed Liabilities. Seller and Buyer desire to amend and restate Section 1.3 of the Asset Purchase Agreement in its entirety as follows:

“1.3 Assumed Liabilities
     (a) As of the Closing Date, Buyer shall assume and agree to pay, perform and discharge the obligations of Seller under the Contracts arising subsequent to the Closing Date, plus those other liabilities disclosed on Schedule 1.3 (collectively, the “Assumed Liabilities”), plus: (i) Seller’s contractual obligations under current resident agreements, assuming no future service obligations (as defined in the AICPA Audit Guide for Health Care Organizations, Chapter 14, formerly known as Statement of Position 90-8, Financial Accounting and Reporting by Continuing Care Retirement Communities); (ii) all unearned resident entrance fees; (iii) all deferred revenue for future services and residents’ advance deposits, including security deposits; (iv) the contractual obligations under certain service contracts of Seller related to pharmacy, food service, housekeeping and laundry for a period of not less than one (1) year after Closing; (v) all liability and payment obligations related to Seller’s commitment or obligation to pay any person or entity serving as guardian of the person of any Facility residents; and (vi) the Farmer’s Home Administration Mortgage (“FHA Mortgage”) on the Margaret Morne Apartments, located at Susquehanna Lutheran Village. Seller shall pay to Buyer the principal balance of the FHA Mortgage as of the Closing Date at such time as the FHA Mortgage is transferred to RE Millersburg, LLC, which balance as of the Closing Date, is $85,498.00.
     (b) In addition to the Assumed Liabilities set forth in subsection 1.3 (a), above, Buyer shall assume liability for the vacation and personal day entitlement that each employee of Seller who becomes an employee of Buyer has accrued as of the Closing Date (“Accrued Vacation Liability”) (the Accrued Vacation Liability and the Assumed Liabilities shall be collectively referred to as the “Assumed Liabilities”). Buyer shall pay each such Employee’s wages or salary during his or her vacation entitlement from Buyer, when taken. Any adjustments to the Accrued Vacation Liability calculation, a schedule of which shall be delivered by Seller to Buyer pursuant to Section 3.4(b), shall be settled by the parties in accordance with Section 13.19.8. The Accrued Vacation Liability assumed by the Buyer shall be a credit to the cash consideration of the Purchase Price.
     (c) Buyer also agrees to accept the transfer of the Seller’s sick time balances in full as of the Closing Date for all employees of Seller who become employees of Buyer as of the Closing Date, in addition to enrolling such employees in Buyer’s sick pay benefit accrual as of the Closing Date. In consideration for Buyer’s acceptance of the Seller’s sick time balances, Seller shall pay Six Hundred Thousand Dollars ($600,000) to Buyer for such assumed sick time in accordance with Section 2.6.
     (d) Seller and Buyer agree that Buyer shall assume and perform the obligations of Seller arising subsequent to the Closing Date under each of the Contracts, regardless of whether consent to the assignment of each such Contract is required but not obtained; provided, however, that Seller shall indemnify and hold Buyer harmless from and against any claim related to failure to obtain consent made against Buyer by any party to a Contract that consent to the assignment of such Contract by Seller to Buyer is required but has not been obtained.”
     (e) Any liability assumed by Buyer, other than the entrance fee refund and deferred revenue liabilities, not otherwise expressly addressed in the Asset Purchase Agreement, shall be credited towards the cash consideration portion of the Purchase Price at Closing.
     3. Excluded Liabilities. The new subpart in Paragraph 1.4, Excluded Liabilities, at (xiii) shall be added as follows:
“Any holdbacks from the Buyer’s receivables that relate to the Medicare program, the Medicaid program, or other third party payor programs due to the fact that Buyer is assuming, temporarily, or otherwise, the provider number or agreements of the Seller. Any amounts so withheld from the Buyer’s receivables from and after the Closing Date, shall be paid by Seller to Buyer within ten (10) business days of the holdback.
     4. Section 2.3, Purchase Price Adjustments, shall now read “Intentionally Omitted.”
     5. Sick Pay. The following Section 2.6 shall be added to the Asset Purchase Agreement as follows:
“2.5 Sick Pay. Seller agrees to pay to Buyer Six Hundred Thousand Dollars ($600,000) in order to induce Buyer to transfer the sick time balances and to make the sick time balances available as of the Closing Date to Seller’s employees who become employees of Buyer as of the Closing Date.” Said payment shall be in the form of a credit to the cash portion of the consideration of the Purchase Price.
     6. Actions of Seller at Closing. The following subsections to Section 3.2 of the Asset Purchase Agreement shall be amended and restated in their entirety as set forth below:
“3.2.11 A current list of all employees of Seller employed at the Facilities, which shall include names, titles, rates of pay, sick pay, vacation days, personal days and any other compensation and benefits provided to such employees as of April 8, 2005 for St. Luke Village and Luther Ridge at Seiders Hill and as of April 15, 2005 for all other Facilities.”
“3.2.13 Intentionally omitted.”
“3.2.14 As of the Closing Date, Seller shall transfer to Buyer all resident fund balances of the Facilities presently held by Seller as of April 30, 2005. Upon reconciliation, any difference in the resident fund amounts transferred on the Closing Date and the reconciliation amounts shall be settled by the parties in accordance with Section 13.19.9.”

     7. Actions of Buyer at Closing. The following subsection to Section 3.3 of the Asset Purchase Agreement shall be amended and restated in its entirety as set forth below:
“3.3.8 Certificate of existence and active status of Buyer from the Maryland Secretary of State dated no earlier than ten (10) business days prior to the Closing.”
     8. Post Closing Deliveries. The following Section 3.4 shall be added to the Asset Purchase Agreement:
“3.4 Post-Closing Deliveries. Seller shall deliver to Buyer as of the dates set forth below the following information:
     (a) No later than May 10, 2005, Seller shall deliver to Buyer: (i) an updated resident listing as of April 30, 2005; (ii) an update reflecting acquisitions and dispositions of Fixed Assets as listed on Schedule 4.13 as of April 30, 2005; (iii) a termination and hire listing of all of the employees of the Facilities for the time period between the date upon which prior reports were provided to Buyer and April 30, 2005; and (iv) an updated security deposit calculation as of April 30, 2005, reconciled in accordance with Section 13.19.11.
     (b) On May 20, 2005, Seller shall deliver to Buyer an Accrued Vacation Liability calculation for all of the employees of the Facilities for the period commencing January 1, 2005 through April 30, 2005. The Accrued Vacation Liability calculation shall be reconciled in accordance with Section 13.19.10.”
     9. Additional Agreements. The following Section 11.11 shall be added to the Asset Purchase Agreement:
“11.11 Managed Care. In the event that Buyer does not become a contracting member of the Kairos Health System network for managed care contracting, Buyer agrees to continue to accept the contracted per diem payments for residents of Sellers at the Facilities under any such managed care agreements as of the Closing Date. Buyer shall be responsible to bill and collect from the respective managed care companies for the services provided.”
     10. Post-Closing Reconciliation of Resident Funds. The following Sections 13.19.9, 13.19.10 and 13.19.11 shall be added to the Asset Purchase Agreement:
“13.19.9 Post-Closing Reconciliation of Resident Funds. Upon reconciliation by Seller of the resident funds transferred to Buyer as set forth in Section 3.2.14, above, any reconciling amount due from Buyer to Seller or due from Seller to Buyer shall be paid to such party within 5 days from the delivery of the reconciliation of resident funds by Seller to Buyer. Seller will indemnify and hold Buyer harmless from all liabilities, claims and demands in the event that the amount of funds, if any, transferred or assigned to Buyer does not represent the full amount of funds then or thereafter shown to have been delivered to Seller as custodian.
“13.19.10 Post-Closing Reconciliation of Accrued Vacation Liability. Upon the provision of the final Accrued Vacation Liability calculation by Seller as set forth in

Section 3.4(b), any amount due from Buyer to Seller or due from Seller to Buyer shall be paid to such party within 5 days from the delivery of the final Accrued Vacation Liability calculation.
13.19.11 Post-Closing Reconciliation of Security Deposits. Upon the provision of the final security deposit calculation by Seller as set forth in Section 3.4(a)(iv), any amount due from Buyer to Seller or due from Seller to Buyer shall be paid to such party within 5 days from the delivery of the final security deposit calculation.”
     11. A new Section 13.21 shall be added to the Agreement, as follows:
“13.21 Pennknoll Access Easement and Water Usage/Easement. Seller and Spring House Estates, Inc. (“Spring House”), the owner of the property immediately to the west of the Pennknoll Village property in Bedford County, Pennsylvania, have negotiated the terms of (i) an Access Easement Agreement providing for access to the Spring House property and (ii) a Water Facilities Usage Agreement and Easement Agreement providing for, among other things, the right to obtain water service to cottages on Spring House’s property, executed copies of which have been provided to Buyer. Buyer has requested that certain modifications be made to the Access Easement Agreement and the Water Facilities Usage Agreement and Easement Agreement (collectively, the “Agreements”). Seller covenants and agrees to use its best efforts to have the Agreements agreed to and executed by Spring House in the form as provided by Buyer. Buyer covenants and agrees that it (or its appropriate affiliate) will after Closing, immediately upon request of Seller, execute, as the owner of the Pennknoll Village property, the Agreements, as modified by such reasonable revisions as may be requested by Spring House and agreed to by Buyer.
     12. A new Section 13.22 shall be added to the Agreement, as follows:
“13.22 Water Supply Permit. Buyer does not assume any liability associated with the Sellers’ failure to amend the Water Supply Permit as disclosed on Schedule 4.9, including any compliance issues related thereto, and Seller explicitly indemnifies Buyer as to this issue pursuant to the provisions of Section 12.1.6 of the Asset Purchase Agreement
     13. A new Section 13.23 shall be added to the Agreement as follows:
“13.23 Escrow Fund. At the Closing, Buyer will deposit One Million Five Hundred Thousand Dollars ($1,500,000) of the Purchase Price into an escrow account (the “Escrow Fund”) to be held and disbursed by LandAmerica Commercial Services, as escrow agent (the “Escrow Agent”). The Escrow Fund is intended to assure Seller’s delivery of a deed, and Buyer’s receipt of a title report and survey, to remaining parcels surrounding the St. Luke’s Facility in Hazleton, Pennsylvania, in accordance with the terms of the Asset Purchase Agreement, and Seller will be entitled to the Escrow Funds immediately upon delivery by Seller of such deed and Buyer’s acceptance of such deed, title report and survey.
     13.23.1 The Escrow Fund shall be released by Escrow Agent to the Seller at such time as:

          (1) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., has received a date down to its Loan Policy related to the RE Hazleton, LLC property covering the additional parcels adjacent to the property insured at Closing (Escrowee to record and insure an amendment to Borrower’s Deposit 25), all in form reasonably acceptable to Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.; and
          (2) Seller has transferred deeds to the RE Hazleton, LLC property covering the additional parcels adjacent to the property insured at Closing; and
          (3) Escrowee has received written direction from Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., LaSalle Bank National Association, Buyer and Seller to so release such $1,500,000 from this escrow.
     14. Schedules to the Agreement. Amendments to the Schedules to the Agreement are attached hereto and made a part hereof.
     15. Other. All other terms and conditions of the Asset Purchase Agreement shall remain in full force and effect. This Third Amendment expresses the complete agreement between the parties regarding the subject matter contained herein and supersedes any discussions, correspondence, or other written or oral communications between Buyer and Seller regarding such matters. In the event of any inconsistency, ambiguity or conflict between the Asset Purchase Agreement and this Third Amendment, this Third Amendment shall control.
          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This Third Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Third Amendment.

BUYER:	RE SELINSGROVE, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MIFFLIN, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE HAZLETON, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE POTTSVILLE, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE NEW BLOOMFIELD, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE MILLERSBURG, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE EVERETT, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE FROSTBURG, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

RE SALISBURY, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

BUYER’S OPERATORS

OP SELINSGROVE, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MIFFLIN, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP HAZLETON II, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP POTTSVILLE, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP NEW BLOOMFIELD, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP MILLERSBURG, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

OP EVERETT, LLC
By: Tandem Health Care, Inc., its Sole Member

By: /s/ Rosemary L. Corsetti

Name: Rosemary L. Corsetti
Title: Secretary

SELLER:	DIAKON LUTHERAN SOCIAL MINISTRIES

By: /s/ Mark T. Pile

Name: Mark T. Pile
Title: Executive Vice President and Chief Operating Officer

TRESSLER LUTHERAN SERVICES

By: /s/ Mark T. Pile

Name: Mark T. Pile
Title: Executive Vice President and Chief Operating Officer

THE LUTHERAN WELFARE SERVICE OF NORTHEASTERN PENNSYLVANIA, INC.

By: /s/ Mark T. Pile

Name: Mark T. Pile
Title: Executive Vice President and Chief Operating Officer

THE LUTHERAN HOME AT TOPTON, PENNSYLVANIA

By: /s/ Mark T. Pile

Name: Mark T. Pile
Title: Executive Vice President and Chief Operating Officer

SUSQUEHANNA HOUSING, INC.

By: /s/ Mark T. Pile

Name: Mark T. Pile
Title: Executive Vice President and Chief Operating Officer